Exhibit 99.1

U.S. Xpress Enterprises Announces Amendment to Credit Facility

CHATTANOOGA, Tenn.- (September 30, 2019) - U.S. Xpress Enterprises, Inc. (NYSE:USX) (the “Company”), the nation’s fifth largest asset-based truckload carrier by revenue, today announced that it has amended the Company’s credit facility.

Eric Peterson, Chief Financial Officer, commented, “Given the persistently soft truckload market conditions that we have experienced this year, we proactively approached our lenders to amend the financial covenants under our primary credit facility. Although an amendment may not have been required at this time, we believe it was prudent to gain additional flexibility to operate our business in the normal course and continue to invest in the future. We are pleased to have the ongoing support of our lenders, and we remain confident in our strategy and business initiatives.”

The amendment, among other things, contains the following new financial covenant requirements:
	Quarter Ending September 30, 2019		Quarter Ending December 31, 2019		Quarter Ending March 31, 2020		Quarter Ending June 30, 2020
	Existing	New	Existing	New	Existing	New	Existing	New
Leverage Ratio Requirement	3.00x	3.25x	3.00x	3.50x	3.00x	3.50x	3.00x	3.25x
Interest Coverage Requirement	2.00x	2.00x	2.00x	1.20x	2.00x	1.20x	2.00x	1.75x

Additional information regarding the terms of the amendment can be found on the Company’s form 8-K filed with the Securities and Exchange Commission.
About U.S. Xpress Enterprises
Founded in 1985, U.S. Xpress Enterprises, Inc. is the nation’s fifth largest asset-based truckload carrier by revenue, providing services primarily throughout the United States. We offer customers a broad portfolio of services using our own truckload fleet and third‐party carriers through our non‐asset‐based truck brokerage network. Our modern fleet of tractors is backed up by a team of committed professionals whose focus lies squarely on meeting the needs of our customers and our drivers.

Forward-Looking Statements
This press release contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements may be identified by their use of terms or phrases such as “expects,” “estimates,” “projects,” “believes,” “anticipates,” “plans,” “intends,” “outlook,” “strategy,” “focus,” “continue,” “will,” “could,” “should,” “may,” and similar terms and phrases. In this press release, such statements may include, but are not limited to, statements regarding the freight environment, compliance with financial covenants, available liquidity, and any other statements concerning: any projections of earnings, revenues, cash flows, capital expenditures, or other financial items; any statement of plans, strategies, or objectives for future operations; any statements regarding future economic or industry conditions or performance; and any statements of belief and any statements of assumptions underlying any of the foregoing. Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those in the forward-looking statements: general economic conditions, including inflation and consumer spending; political conditions and regulations, including future changes thereto; changes in tax laws or in their interpretations and changes in tax rates; future insurance and claims experience, including adverse changes in claims experience and loss development factors, or additional changes in management's estimates of liability based upon such experience and development factors that cause our expectations of insurance and claims expense to be inaccurate or otherwise impacts our results; impact of pending or future legal proceedings; future market for used revenue equipment and real estate; future revenue equipment prices; future capital expenditures, including equipment purchasing and leasing plans and equipment turnover (including expected trade-ins); expected fleet age; future depreciation and amortization; changes in management’s estimates of the need for new tractors and trailers; future ability to generate sufficient cash from operations and obtain financing on favorable terms to meet our significant ongoing capital requirements; our ability to maintain compliance with the provisions of our credit agreement; expected freight environment, including freight demand, rates, capacity, and volumes; future asset utilization; loss of one or more of our major customers; our ability to renew dedicated service offering contracts on the terms and schedule we expect; surplus inventories, recessionary economic cycles, and downturns in customers' business cycles; strikes, work slowdowns, or work stoppages at the Company, customers, ports, or other shipping related facilities; increases or rapid fluctuations in fuel prices, as well as fluctuations in surcharge collection, including, but not limited to, changes in customer fuel surcharge policies and increases in fuel surcharge bases by customers; interest rates, fuel taxes, tolls, and license and registration fees; increases in compensation for and difficulty in attracting and retaining qualified professional drivers and independent contractors; seasonal factors such as harsh weather conditions that increase operating costs; competition from trucking, rail, and intermodal competitors; regulatory requirements that increase costs, decrease efficiency, or reduce the availability of drivers, including revised hours-of-service requirements for drivers and the Federal Motor Carrier Safety Administration’s Compliance, Safety, Accountability program that implemented new driver standards and modified the methodology for determining a carrier’s Department of Transportation safety rating; future safety performance; our ability to reduce, or control increases in, operating costs; future third-party service provider relationships and availability; execution of the Company’s current business strategy or changes in the Company’s business strategy; the ability of the Company’s infrastructure to support future organic or inorganic growth; our ability to identify acceptable acquisition candidates, consummate acquisitions, and integrate acquired operations; in relation to exiting our fixed cost investment in U.S.-Mexico cross border business, the actual costs of severance, leased vehicle turn-in, equipment repositioning, and other expenses associated with exiting the operations; the impact of supply and demand on availability and pricing of replacement loads for tractors in our U.S. network; the prices obtained for assets being disposed of; and the timing and amount of deferred consideration collected; our ability to adapt to changing market conditions and technologies; disruptions to our information technology and our inability to implement technology initiatives; costs, diversion of management’s attention, and potential payments made in connection with the multiple class action lawsuits arising out of our IPO; and our ability to remediate several outstanding material weaknesses. Readers should review and consider these factors along with the various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission. We disclaim any obligation to update or revise any forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking information.

U.S. Xpress Enterprises, Inc.
Brian Baubach
Sr. Vice President Corporate Finance and Investor Relations
investors@usxpress.com

Source: U.S. Xpress Enterprises, Inc.

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